UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported)
August 16, 2012

QUALITY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

CALIFORNIA (State or other jurisdiction of incorporation)	001-12537 (Commission File Number)	95-2888568 (IRS Employer Identification Number)

18111 Von Karman, Suite 700
Irvine, California 92612
(Address of Principal Executive Offices)
(949) 255-2600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 16, 2012, Quality Systems, Inc. (“QSI”) held its 2012 Annual Meeting of Shareholders (the “Annual Meeting”). QSI shareholders were asked to consider three proposals, which are described in detail in QSI’s definitive proxy statement (“proxy statement”) filed with the U.S. Securities and Exchange Commission on July 13, 2012.  The matters voted upon at the Annual Meeting were as follows:

1.	To elect nine persons to serve as directors of QSI;
2.	To conduct an advisory vote to approve the compensation of our named executive officers; and
3.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2013.

As disclosed in our proxy statement, Ahmed Hussein, a shareholder and current Board member, nominated a competing slate of seven director nominees in opposition to QSI’s eight director nominees.  In total, 15 persons were nominated whereupon the nine director nominees who received the most “FOR” votes were elected to serve as directors of QSI.

On August 20, 2012, the independent inspector of elections for the Annual Meeting delivered its preliminary tabulation of voting results for each of the matters submitted to a vote at the Annual Meeting. These voting results are preliminary and subject to change based upon the results of a customary review and challenge process. We will file an amendment to this Current Report on Form 8-K to disclose the final voting results of the Annual Meeting within four business days of the date on which the independent inspector of elections makes the final voting results available to us.

According to the preliminary tabulation of voting results, QSI’s shareholders elected seven of the eight-member QSI slate and two members of the seven-member Hussein slate to serve as directors of QSI for one year terms expiring at QSI’s 2013 Annual Meeting of Shareholders.  In the aggregate, votes with respect to 37,103,060 shares were cast in favor of (and 98,962 shares were withheld from) certain members of the QSI slate and 14,422,704 shares were cast in favor of (and 382,562 shares were withheld from) certain members of the Hussein slate.  Due to the application of cumulative voting, the specific allocation of votes among individual director candidates has not yet been tabulated by the independent inspector of elections.

According to the preliminary tabulation of voting results, QSI’s shareholders approved a resolution approving, on a non-binding, advisory basis, the compensation of QSI’s named executive officers as disclosed in the Compensation Discussion and Analysis section, the tabular disclosures regarding such compensation and the accompanying narrative set forth in the proxy statement for the Annual Meeting by the votes indicated below:

Proposal No. 2	For	Against	Abstain

Advisory vote approving the compensation of our named executive officers	50,380,456	1,273,849	352,972

According to the preliminary tabulation of voting results, QSI’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as QSI’s independent auditors for the fiscal year ending March 31, 2013 by the votes indicated below:

Proposal No. 3	For	Against	Abstain

Ratification of the appointment of PricewaterhouseCoopers LLP as our independent public accountants for the fiscal year ending March 31, 2013	52,853,835	411,952	69,327

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2012

QUALITY SYSTEMS, INC.

By:	/s/ James J. Sullivan
James J. Sullivan
Executive Vice President, General Counsel and Secretary